Regal Beloit Corporation Fourth Quarter and Fiscal Year 2012 Earnings Conference Call February 5, 2013 Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer John Perino Vice President Investor Relations

Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; unanticipated costs or expenses we may incur related to product warranty issues; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on February 29, 2012 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. p 2

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). We also disclose adjusted diluted earnings per share (EPS), adjusted gross profit, adjusted gross profit as a percentage of net sales, adjusted income from operations, free cash flow and free cash flow as a percentage of net income attributable to Regal Beloit Corporation (collectively, “non-GAAP financial measures”). We use these measures in our internal performance reporting and for reports to the Board of Directors. We also periodically disclose certain of these measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events. We believe that these non-GAAP financial measures are useful measures for providing investors with additional insight into our operating performance. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. These non-GAAP financial measures exclude the effects of certain items that are not comparable from one period to the next. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment. p 3

Agenda p 4 Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Operations Update Jon Schlemmer Summary Mark Gliebe Q&A All Closing Comments Mark Gliebe

Opening Comments – 4th Quarter  Results In Line with Guidance – Reduction in ETR Offset Operational Challenges – North American Residential HVAC Sales Up Slightly – Unico Sales Grew 30% Highlights – Free Cash Flow* of 175% of Net Income –Continued Progress on Delivering Synergies  Plant Rationalization Programs  Completed New Warehouse Facility in Indianapolis –Launched 28 New Products –Successfully Completed $203 Million Follow-On Equity Offering p 5 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Opening Comments  Cautiously Optimistic for 1Q 2013 –Normal Seasonal Order Rate Improvement – Improving Conditions in Many of our Markets Continue to Drive Synergies and Simplification; Expect to Conclude Juarez Restructuring during 1st Half 2013  Investing in Customer Care –New Facility in China, Expansion at Unico –New Products – Quality Improvements p 6

4th Quarter 2012 Financial Highlights  Results In Line with Guidance  Sales Declined 1.6% from Prior Year – Sluggish International Sales –Currency Exchange Rates Reduced Sales by 0.3% Adjusted Operating Profit Impacted by –Lower Volume and Manufacturing Cost Absorption – LIFO Benefit in Prior Year  Free Cash Flow* 175% of Net Income in 4Q 2012 –138% for Fiscal Year 2012 p 7 * Non-GAAP Financial Measurement, See Appendix for Reconciliation

4th Quarter 2012 Financial Highlights p 8  Restructuring Charges of $3.9 Million or $0.06 EPS – $3.6 million COGS, $0.3 million Operating Expenses  Completed Tax Integration of EPC Acquisition 4th Quarter Earnings In Line with Guidance ADJUSTED DILUTED EARNINGS PER SHARE Dec 29, 2012 Dec 31, 2011 GAAP Diluted Earnings Per Share 0.70$ 0.80$ EPC Acquisition and Purchase Accounting Costs — 0.26 Warranty Expense Adjustment — (0.23) Restructuring Costs 0.06 0.10 Adjusted Diluted Earnings Per Share 0.76$ 0.93$ Three Months Ended

Capital Expenditures  $24.9 Million  $1.6 Million Grants Received  $91 Million for FY 2012  $100 Million for FY 2013 Effective Tax Rate (ETR)  Completed EPC Tax Integration  Provides Sustainable Benefits Free Cash Flow  $52 Million FCF* in 4Q 2012  175% of Net Income in 4Q 2012  $269 Million FCF* in FY 2012  138% of Net Income in FY 2012 Balance Sheet at 12/29/2012  Total Debt of $818.5 Million – Repaid $47.5 million of Debt in 4Q  Debt to 2012 EBITDA* 1.9x  Net Debt to 2012 EBITDA* 1.0x  Debt to Cap 29% 4th Quarter 2012 Financial Highlights p 9 * Non-GAAP Financial Measurement, See Appendix for Reconciliation FY 2011 4Q 2012 FY 2012 Q1 2013E FY 2013E 30.2% 15.6% 25.8% 23% 25%

1st Quarter 2013 Guidance  GAAP EPS Guidance of $1.08 to $1.16  Adjusted EPS Guidance of $1.10 to $1.18, After Adding Back $0.04 of Restructuring Costs and Deducting $0.02 Tax Credit – Seasonally Higher Sales in 1st Quarter – Controlling Costs and Expenses – 23% Estimated ETR Includes Retroactive R&D Tax Credit – 45.2 Million Shares Outstanding p 10

4th Quarter 2012 Operations Update  Softer Market Conditions Continued into 4th Quarter  N.A. Residential HVAC Up 0.2%  N.A. Commercial and Industrial Motors Down 1.4%  Sales Outside U.S. Down 1.5%, Representing 34.2% of Total Sales  Unico Up 30% Driven Primarily by Oil and Gas and Automotive p 11

Synergies and Simplification  Juarez Restructuring Synergies – Closing Four Manufacturing Facilities, Three Complete – On Track to Complete by Mid 2013  N.A. Warehouse Restructuring Synergies – Exited Three U.S. Warehouses – Now Complete  Simplification Initiative – Additional Mexico Footprint Rationalization – Progress on Supplier Consolidation p 12

Accelerating New Products p 13 Energy Efficient 21% 4th Quarter Sales 50 60 2011 2012 New Product Launches

Gas Premix Blowers  Smart Air Moving Motor Technology  Applications Include Boilers, Water Heaters, and Food Service Equipment  Meets Low NOx Emissions Requirements  Compact Design, Quiet Operation, High Efficiency p 14 Gas Premix 4.6

Large Frame Generators for China  Developed, Manufactured and Sold in China  Low and Medium Voltage Designs  Power Ratings up to 2,500 KW  Utilizes Manufacturing Capabilities of the New Baoshan China Facility p 15 1000 Frame Generator

Summary p 16  4th Quarter Earnings in Line with Guidance  Generating Strong Free Cash Flow  Synergy and Simplification – On Track  1st Quarter – Typical Seasonal Order Improvements – Improving Conditions in Many of our Markets  Acquisition Pipeline Strong

Questions and Answers p 17

Closing Comments p 18  2012 Represented Record Sales and Earnings  Successful Integration of Largest Acquisition, Delivering the Synergies  Successfully Transitioned Two Factories in China, Another Under Construction  More New Products Launched in 2012 than Ever Before  Improved Quality and Delivery Performance Thanks to Employees and Investors!

p 19 Appendix Non-GAAP Reconciliations

p 20 Appendix Non-GAAP Reconciliations Free Cash Flow Reconciliation Dollars in Millions Dec 29, 2012 Dec 31, 2011 Dec 29, 2012 Dec 31, 2011 GAAP Net Cash Provided by Operating Activities 75.5$ 89.0$ 351.7$ 265.2$ Additions to Property Plant and Equipment (24.9) (13.3) (91.0) (57.6) Grants Received for Capital Expenditures 1.6 — 8.7 — Free Cash Flow 52.2$ 75.7$ 269.4$ 207.6$ Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit 174.6% 226.0% 137.7% 136.3 % Three Months Ended Year Ended

Appendix Non-GAAP Reconciliations p 21 EBITDA Reconciliation Dollars in Millions 1Q 2012 2Q 2012 3Q 2012 4Q 2012 LTM Net Income $48.7 $62.7 $54.3 $29.9 195.6 Plus: Minority Interest 1.2 1.6 0.9 1.0 4.7 Plus: Taxes 17.8 28.2 17.9 5.7 69.6 Plus: Interest Expense 11.8 11.2 10.6 10.9 44.5 Less: Interest Income (0.4) (0.4) (0.4) (0.4) (1.6) Plus: Depreciation 20.1 21.3 20.9 19.7 82.0 Plus: Amortization 10.8 10.9 11.0 11.3 44.0 EBITDA $110.0 $135.5 $115.2 $78.1 $438.8